Exhibit 10.35

AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

To:	Fidelity National Title Company 1300 Dove Street, Suite 310 Newport Beach, CA 92660 Tel: (949) 622-5000 Fax: (949) 477-3697	Escrow No.: Escrow Officer: Title Order No.: Title Officer:	#4705-KEM Kim McCreight 06-31108868-KF Tammy Ennis/Nisha Patel

THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made and entered into as of the                     day of November, 2006, by and between the parties set forth on Schedule 1 attached hereto (collectively, “Seller”) and DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Buyer”).

R E C I T A L S

A.            Seller is the owner of the following real and personal property:

(1)           All those certain parcels of real property located at 2030 Hanson Way, City of Woodland, Yolo County, California  95776, and as more particularly described in Exhibit A hereto (the “Land”), together with all tenements, hereditaments, easements, rights-of-way, appurtenances, development rights and air rights belonging or appertaining to the same, together with all improvements located on the Land or appurtenant thereto and all machinery, equipment and fixtures owned by Seller and located at, attached to or used in connection with the ownership, operation and maintenance of such improvements, including, without limitation, all heating, lighting, air conditioning, ventilating, plumbing, electrical or other mechanical equipment (collectively, the “Improvements”) (the Land and the Improvements are collectively referred to as the “Real Property”);

(2)           INTENTIONALLY DELETED

(3)           All right, title and interest as landlord under that certain lease with S. C. Johnson & Son, Inc. (“Tenant”) dated July 11, 2001 (the “Lease”), together with all modifications, extensions, amendments and guarantees thereof, together with such other leases of the Improvements, if any, as may be made prior to the Close of Escrow in accordance with the terms of this Agreement (collectively, the “Leases”), and all security deposits, letters of credit or guaranties held by Seller in connection with the Leases;

(4)           To the extent assignable at no expense to Seller, those contracts, agreements, guarantees, warranties and indemnities, written or oral, if any, affecting the ownership, operation and maintenance of the Land, Improvements, Personal Property and Leases that Buyer has expressly elected to assume pursuant to this Agreement (collectively, the “Contracts”);

(5)           To the extent in Seller’s possession or control, all records, plans, models, drawings, specifications, blueprints, surveys, engineering drawings and reports, environmental reports and other technical descriptions or materials relating in any way to the Land, Improvements, Personal Property, Leases or Contracts;

(6)           To the extent assignable at no expense to Seller, licenses, franchises, certificates, occupancy and use certificates, permits, authorizations, consents, variances, waivers, approvals and the like from any governmental or quasi-governmental entity or instrumentality affecting the ownership, operation or maintenance of the Real Property (collectively, the “Licenses”); and

(7)           To the extent assignable at no expense to Seller, all financial statements and maintenance records prepared by or on behalf of Seller in connection with the ownership, operation and maintenance of the Property and all trade names or trademarks used by Seller in connection with the Property (collectively, the “Intangibles”).

The Land, Improvements, Real Property, Personal Property, Leases, Contracts, Licenses and Intangibles and other property described above are collectively referred to herein as the “Property”.

B.            Seller is prepared to sell, transfer and convey the Property to Buyer, subject to all easements, restrictions, rights of way, if any, and other matters of record which are approved or deemed approved by Buyer pursuant to Paragraph 7(a)(i) below, and Buyer is prepared to purchase and accept the same from Seller, all for the Purchase Price and on the other terms and conditions hereinafter set forth.

AGREEMENT

1.             Purchase and Sale. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions herein set forth. The terms and conditions of this Agreement and instructions to Fidelity National Title Company (“Escrow Holder”) with regard to the escrow created pursuant hereto (“Escrow”) are hereinafter set forth.

2.             Purchase Price. The purchase price (“Purchase Price”) for the Property shall be Twenty-Four Million Eight Hundred Twenty-Five Thousand and No/100ths Dollars ($24,825,000.00).

3.             Payment of Purchase Price. The Purchase Price for the Property shall be payable by Buyer as follows:

(a)           Deposit. Within five (5) Business Days (as hereinafter defined) of the Buyer Execution Date, Buyer shall deposit with Escrow Holder cash in the form of a bank cashier’s check or wire transfer (“Cash”) made payable to Escrow Holder in the sum of Five Hundred Thousand and No/100ths Dollars ($500,000.00) (the “Deposit”). The Deposit shall be invested by Escrow Holder in an interest-bearing account and the Deposit and all interest accrued thereon shall be credited to the Purchase Price upon the Close of Escrow (as defined below). Buyer acknowledges and agrees that Buyer must execute and deliver the Agreement to Escrow Agent (the date of delivery thereof being deemed the “Buyer Execution Date” hereunder) before Seller will be obligated to collect the signatures of the tenant-in-common owners comprising Seller and deliver

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the same to Escrow Agent (the date of delivery by Seller to Escrow Agent of an executed counterpart of this Agreement from each tenant-in-common owner comprising Seller being deemed the “Effective Date” hereunder).

(b)           Balance of Purchase Price. On or before the Close of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder, in Cash, an amount equal to the total Purchase Price, less the Deposit and interest accrued thereon plus such additional funds, if any, as may be required to pay Buyer’s share of closing costs and prorations as hereinafter set forth.

4.             Escrow.

(a)           Opening of Escrow. For purposes of this Agreement, the Escrow shall be deemed opened on the date Escrow Holder notifies Buyer and Seller, in writing, that Escrow Holder has received the Deposit from Buyer and an executed counterpart of this Agreement from Buyer (“Opening of Escrow”). Escrow Agent shall provide a similar written notice to Seller and Buyer when Escrow Agent has received the Seller-executed counterpart of the Agreement pursuant to Section 3(a) hereof. In addition, Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions of Escrow Holder or other instruments as may reasonably be required by Escrow Holder in order to consummate the transaction contemplated by this Agreement. Any such supplemental instructions shall not conflict with, amend or supersede any portions of this Agreement. If there is any inconsistency between such supplemental instructions and this Agreement, this Agreement shall control.

(b)           Close of Escrow. For purposes of this Agreement, the “Close of Escrow” shall be defined as the earlier of (x) the date that the grant deed (the “Deed”) pursuant to which Seller will convey the Real Property to Buyer is recorded in Yolo County, California and (y) if the Closing occurs as a gap style closing, the date the Escrow Holder disburses all funds. This Escrow shall, subject to the terms of Subsections (c) and (d) below, close on December 8, 2006 (the “Closing Date” or “Closing”). Seller shall deliver possession of the Property to Buyer, subject to the occupancy rights of the tenants (each a “Tenant”) under the Leases, immediately at the conclusion of Closing. Seller shall deliver or make available to Buyer at Close of Escrow the originals of all Leases, Contracts, Licenses and other documents relating to the Property.

(c)           Prepayment Extension Right. If Seller is unable to consummate the Closing of the sale of the Property on the scheduled Closing Date due to its inability to complete the required prepayment of its Existing Loan (as defined below) pursuant to Paragraph 5 hereof, Seller may elect to extend the Closing Date for such period as is necessary to allow such prepayment to occur by giving written notice to Buyer of such extension at least two (2) Business Days prior to the originally scheduled Closing Date. In the event the Closing does not occur on or before six (6) months from the Effective Date solely as a result of the Prepayment Condition (as hereafter defined), Buyer shall have the right, at its sole option, to terminate this Agreement and the Deposit and all accrued interest thereon shall be immediately returned to Buyer.

(d)           Document Collection Extension Right. If Closing of the sale of the Property cannot be completed on the scheduled Closing Date due to the failure of Seller to timely deliver into Escrow the required signatures of all the tenant-in-common owners comprising Seller on the documents required to be delivered by Seller under Paragraph 8 hereof, Seller may elect to extend the Closing Date for such period as is necessary, but in any event not to exceed sixty (60) days, to collect such missing signatures by giving written notice to Buyer of such extension at least one (1) Business Day prior to the originally scheduled Closing Date.

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5.             Condition of Title. It shall be a condition to Buyer’s obligation to proceed with the Close of Escrow that title to the Real Property be conveyed to Buyer by Seller by the Deed subject only to the following approved condition of title (“Approved Condition of Title”):  (a) a lien to secure payment of real estate taxes and assessments, not yet due and payable; (b) matters affecting the Approved Condition of Title created by or with the written consent of Buyer; (c) all exceptions which are disclosed by the Report described in Paragraph 7(a)(i) hereof which are approved or deemed approved by Buyer in accordance with said Paragraph 7(a)(i); and (d) all exceptions disclosed by the Survey (as hereafter defined) which have been approved by Buyer pursuant to Paragraph 7(a)(i).

The Property is currently encumbered by an existing security instrument that secures acquisition financing with New York Life (the “Existing Loan”). Seller intends to prepay the Existing Loan in order to release the Property from the lien held by New York Life. The Existing Loan requires that any prepayment thereof be made on a regularly scheduled payment date thereunder (10th day of the month) and at least 90 days and no more than 100 days prior written notice of such prepayment (each a “Prepayment Condition”). Seller has requested that New York Life waive the Prepayment Conditions, but Seller shall not be in default hereunder should New York Life fail to grant such request. Buyer agrees that the Closing Date shall be extended in accordance with Paragraph 4(c) hereof should the Prepayment Conditions not be waived by New York Life.

6.             Title Policy. It shall be a condition to Buyer’s obligation to proceed with the Close of Escrow that Fidelity National Title Company (“Title Company”) is irrevocably committed to issue a CLTA owner’s title insurance policy, in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to the Approved Condition of Title (“Title Policy”). Buyer shall be entitled to request that Title Company issue the Title Policy on the ALTA form, but issuance of the Title Policy on the ALTA form shall not be a condition to Buyer’s obligations hereunder. Seller shall pay one-half (1/2) of the premium for issuance of the Title Policy on the CLTA policy form and all of the costs related to issuance of any endorsements required to be obtained by Seller pursuant to Paragraph 7(a)(i) hereof, and Buyer shall pay all other costs charged by Title Company to issue the Title Policy, including, without limitation, any premium increases incurred in connection with the extended ALTA coverage. Buyer shall be entitled to obtain such additional endorsements to the Title Policy as it desires, provided, that Seller shall not be obligated to pay for any such endorsement except to the extent required by Paragraph 7(a)(i) hereof nor shall Title Company’s issuance of the same be a condition precedent to Buyer’s obligation to proceed with the Close of Escrow hereunder.

7.             Conditions to Close of Escrow.

(a)           Conditions to Buyer’s Obligations. Buyer’s obligation to consummate the transaction contemplated by this Agreement is subject to the satisfaction or waiver by Buyer in writing of the following conditions for Buyer’s benefit by the date(s) designated below for the satisfaction of any such condition:

(i)            Title. Buyer shall have approved the legal description of the Real Property and any matters of title as disclosed by the following documents: (A) a standard preliminary title report (the “Report”) issued by Title Company with respect to the Real Property, (B) legible copies of documents referred to in the Report (the items in (A) and (B) being collectively referred to as the “Title Documents”); and (C) Seller’s existing survey of the Real Property, if any (the items in (A), (B) and (C) to be delivered to Buyer within ten (10) business days of the Buyer Execution Date, if not sooner). Buyer shall have the right to obtain an update or replacement of Seller’s existing survey of the Real Property or a new survey, in each case at Buyer’s sole expense (in each case, the “Survey”). Buyer shall have until the Buyer Execution Date (the “Title Review Period”) to review

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the condition of title and to give Seller and Escrow Holder written notice (“Buyer’s Title Notice”) of Buyer’s disapproval or conditional approval of the legal description, or any matters shown in the Title Documents or in Survey. The failure of Buyer to give Buyer’s Title Notice prior to the expiration of the Title Review Period shall be deemed to constitute Buyer’s approval of the legal description, Title Documents and the Survey. If Buyer disapproves or conditionally approves the legal description, and/or any matters of title shown in the Title Documents and/or any other matters adversely affecting the Real Property shown in the Survey, Seller may, within five (5) Business Daysafter its receipt of Buyer’s Title Notice, elect to cure some or all of such objections by eliminating them from, or, with Buyer’s approval, not to be unreasonably withheld, procuring a commitment for the issuance of an endorsement to, the Title Policy, insuring Buyer in a form and manner reasonably acceptable to Buyer against any disapproved item set forth in Buyer’s Title Notice, which shall be deemed a cure by Seller of such disapproved item, but Seller shall have no obligation to elect to cure any title or survey related items identified by Buyer. Seller shall give Buyer written notice no later than the end of such five (5) Business Day period (“Seller’s Title Notice”) of those disapproved or conditionally approved title or survey matters, if any, which Seller shall eliminate from the Title Policy or Survey as exceptions to title to the Real Property or to obtain such endorsement by the Closing Date as a condition to the Close of Escrow for Buyer’s benefit; provided, however, that Seller’s failure to deliver any Seller’s Title Notice shall be deemed Seller’s election to not cure any such disapproved items. If Buyer approves of Seller’s Title Notice, Seller covenants and agrees to eliminate the matters Seller has elected to cure or to obtain such endorsements by the Closing Date. If Seller does not elect to eliminate any such matters or obtain such endorsements or if Buyer disapproves of Seller’s Title Notice, then Buyer shall have the right, by a writing delivered to Seller and Escrow Holder within two (2) Business Days following the earlier of the expiration of such aforementioned five (5) Business Day period or Buyer’s receipt of Seller’s Title Notice, to:  (A) waive its prior disapproval, in which event said disapproved matters shall be deemed approved; or (B) terminate this Agreement, with the consequences set forth in Paragraph 7(a)(ii)(C).

(ii)           Contingency Date; Access; Purchase “As-Is”.

(A)          Delivery of Seller’s Documents. As of September 28, 2006, Seller has either delivered, at Seller’s expense, the following (which documents shall be referred to collectively as the “Seller’s Documents”) or provided notice to Buyer that the same are not within Seller’s possession:

(i)            INTENTIONALLY DELETED;

(ii)           INTENTIONALLY DELETED;

(iii)          To the extent in Seller’s possession or control, as-built plans and specifications, soil reports, engineering reports, property condition reports, and any previous appraisals for the Property ordered or obtained by Seller;

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(iv)          Books and records of the Property (including profit and loss statements, operating budgets and statements, occupancy reports, tax statements for the previous two (2) years and year to date) and insurance certificates/policies, together with any notices from any insurer regarding such insurance;

(v)           All Contracts currently in force at the Property;

(vi)          All Licenses currently in force at the Property;

(vii)         Any inspections, reports, bids and/or contracts obtained in the last twenty-four (24) months for work that may need to be completed at the Property but has not yet been completed;

(viii)        A list of any pending, or to Seller’s knowledge, threatened litigation, including any condemnation or eminent domain proceedings, in connection with the Property;

(ix)          Copies of all Leases currently in force at the Property, together with any applicable rent roll related thereto and, to the extent currently within the possession of Seller, current financial information regarding the Tenant;

(x)           To the extent in Seller’s possession or control, any environmental reports on the Property;

(xi)          To the extent in Seller’s possession or control, any and all government notices regarding Hazardous Materials (as hereinafter defined) and, if applicable, underground tank tests and storage results;

(xii)         To the extent in Seller’s possession or control, latest property tax bills and value renditions for the Property; and

(xiii)        To the extent in Seller’s possession or control, any governmental permits, licenses or approvals for the Property.

(B)          During the pendency of this Agreement, Seller shall make available, for duplication by Buyer at Buyer’s sole expense, those documents reasonably requested by Buyer or its lender concerning the Property that are within Seller’s possession. Buyer shall have until the Buyer Execution Date (the “Review Period”) to review Seller’s Documents and to satisfy itself as to the Property and its condition and suitability for Buyer’s intended use hereof. Buyer hereby acknowledges that the Seller’s Documents represent all information that has been requested from Seller by Buyer with respect to the Property. During the pendency of this Escrow, Buyer, its agents and representatives, shall be entitled to review all zoning and other land use matters relating to the Property and to enter upon the Property (as coordinated through Seller’s property manager) at reasonable times during ordinary business hours, upon reasonable prior notice to Seller and without disruption of the Tenant’s business, to perform inspections, and tests of the Property, including a Phase I environmental site assessment,

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surveys, examinations and tests of all structural and mechanical systems within the Building which may be accomplished without causing any material alteration or damage to the Real Property. Prior to entry onto the Real Property, Buyer shall deliver to Seller evidence reasonably acceptable to Seller that Buyer or its agents or contractors have obtained Commercial General Liability Insurance in an amount not less than One Million Dollars ($1,000,000) covering Buyer’s and Buyer’s agents activities at the Property. Such insurance shall name Seller and Seller’s property manager as additional insureds thereunder. Notwithstanding the foregoing, if Buyer wishes to engage in any environmental or other testing or sampling of any kind with respect to soils or groundwater or other studies that will require test boring of or other intrusions into the Real Property or which testing would otherwise damage or disturb any portion of the Real Property, Buyer shall obtain Seller’s prior written consent thereto, which consent may be withheld in Seller’s sole discretion. To the extent Seller approves any such testing, Buyer shall be responsible for, and shall dispose of, all such test samples in accordance with applicable law at no cost or liability to Seller. Buyer shall repair any damage to the Real Property caused by any such tests, investigations or studies performed pursuant to this Paragraph 7(a)(ii)(B) and indemnify, hold harmless and defend Seller, Tenant and ARI Commercial Properties, Inc. (“ARI Commercial”) (and their respective agents, employees, officers and representatives) from any and all liabilities, claims, costs and expenses resulting therefrom (other than any decline in value or similar claims or losses attributable to the results of, rather than the performance of, Buyer’s testing). Buyer acknowledges that Seller has provided access to the Property to Buyer and its agents, employees and representatives prior to the Buyer Execution Date for the purposes identified in this Paragraph 7(a)(ii)(B) and that Buyer’s indemnification and other obligations contained in this 7(a)(ii)(B) shall apply equally to Buyer’s actions at or on the Property prior to the Buyer Execution Date. The foregoing indemnification shall survive the Close of Escrow or the termination of this Agreement.

(C)          Buyer shall have until the last day of the Review Period in which to determine, in Buyer’s sole and absolute judgment and discretion, whether the Property is acceptable to Buyer and obtain all necessary internal approvals. Buyer may terminate this Agreement by delivering to Seller and Escrow Holder written notice of Buyer’s termination on any day prior to and including the last day of the Review Period. Upon receipt of such termination letter from Buyer, Escrow Holder shall return the Deposit, and all interest accrued thereon, to Buyer, and no further duties shall be required of Escrow Holder. In the event of such termination, neither party shall have any further rights and obligations to the other, except for the indemnities contained  in Paragraphs 7(a)(ii)(B) and 18 hereof. If Buyer terminates this Agreement for any reason, Buyer shall promptly and at its sole expense return to Seller all the Seller’s Documents. In the event that Buyer does not terminate this Agreement prior to the expiration of the Review Period, Buyer shall be obligated to proceed to Closing, subject to the terms of this Agreement, and the Deposit shall, subject to any express provisions of this Agreement to the contrary, be thereafter non-refundable.

(iii)          Estoppel Certificates. Seller shall have delivered to Buyer, not less than two (2) Business Days prior to the Closing Date, an estoppel letter from the Tenant under the Lease, in substantially the form attached hereto as Exhibit B or any form of estoppel

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required by the terms of the Lease (the “Estoppel Certificate”). Seller shall use commercially reasonable efforts to obtain such Estoppel Certificate. However, if despite Seller’s commercially reasonable efforts, such required Estoppel Certificate has not been timely delivered, Seller shall not be in default of this Agreement, and Buyer’s sole right shall be to either (A) terminate this Agreement, with the consequences set forth in Paragraph 7(a)(ii)(C); provided, however, if Buyer rejects the Estoppel Certificate as inadequate, Seller shall have five (5) days to cure such objections before Buyer can terminate this Agreement, or (B) waive the requirement for such Estoppel Certificate (to the extent not provided) and proceed with the Closing;

(iv)          Seller’s Obligations. As of the Close of Escrow, Seller shall have performed all of the material obligations required to be performed by Seller under this Agreement;

(v)           Seller’s Representations. Except as modified in accordance with the terms of this Agreement, all representations and warranties made by Seller to Buyer in this Agreement shall be true and correct in all material respects as of the Closing Date; and

(vi)          Board Approval. The Investment Committee for Buyer shall have given its approval to the purchase of the Property. Buyer shall, in good faith, use its best efforts to obtain the consent of the Investment Committee to the purchase of the Property pursuant to the terms of this Agreement as promptly as possible, but in all events prior to the conclusion of the Review Period. In the event Buyer has not given written notice to Seller prior to the expiration of the Review Period that the Investment Committee has refused to grant such consent, then the condition precedent set forth in this paragraph (vi) shall automatically be deemed waived by Buyer and shall have no further force or effect (if such written notice of disapproval is given prior to the conclusion of the Review Period, this Agreement shall be automatically terminated and Buyer shall be entitled to the return of the Deposit). The foregoing notwithstanding, nothing herein is intended to make any term of this Agreement unenforceable against Buyer as ultra vires or otherwise for lack of authority to enter into this Agreement, it being understood that the Buyer’s execution of, and performance in accordance with, this Agreement is otherwise fully authorized and that the absence of such additional approval from the Investment Committee solely involves the determination as to whether to proceed once the Review Period expires.

(vii)         Floor Repairs. See Paragraph 11(g) hereof.

(b)           Conditions to Seller’s Obligations. Seller’s obligation to consummate the transaction contemplated by this Agreement is subject to the satisfaction or waiver by Seller in writing of the following conditions for Seller’s benefit:

(i)            Buyer’s Obligations. As of the Close of Escrow, Buyer shall have performed all of the obligations required to be performed by Buyer under this Agreement; and

(ii)           Buyer’s Representations. All representations and warranties made by Buyer to Seller in this Agreement shall be true and correct in all material respects as of the Close of Escrow.

8.             Deposits by Seller. At least one (1) Business Day prior to the Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments, duly executed by Seller where required, and in form and substance consistent with this Agreement and

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reasonably acceptable to Buyer:  (a) the Deed conveying the Property to Buyer, in recordable form, attached as Exhibit C hereto; (b) a certificate of non-foreign status and 1099 reporting form (“FIRPTA Certificate”), attached as Exhibit D hereto; (c) a General Assignment (“General Assignment”), attached as Exhibit E hereto; (d) an Assignment and Assumption of Lease (“Assignment of Lease”), attached as Exhibit F hereto; (e) a notification to Tenant of the sale (“Notification Letter”), attached as Exhibit G hereto; (f) any affidavits regarding the Property reasonably required by the Title Company in order to issue the Title Policy; (g) INTENTIONALLY DELETED; (h) where required, an affidavit and such transfer tax forms as required by the California Revenue and Taxation Code Section 18805 et seq.; (i) evidence of the existence, organization and authority of Seller and of the persons executing documents on behalf of Seller reasonably satisfactory to the Title Company; (j) evidence of terminations satisfactory to Buyer, effective no later than Closing, of Seller’s existing property management agreement for the Property and those Contracts which Buyer has elected not to assume; and (k) any other Closing deliveries required to be made by or on behalf of Seller hereunder. On the day of the Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder Seller’s settlement statement. Seller shall deliver possession of the Property to Buyer at the Closing subject only to the Approved Condition of Title and the Leases. Immediately after the Closing, Seller shall deliver to the offices of Buyer’s property manager or to the Property the following (but only to the extent the same are in Seller’s possession or control):  the lease files; maintenance records and warranties; plans and specifications; licenses, permits and certificates of occupancy; copies or originals of all books and records of account, contracts, and copies of correspondence with tenants and suppliers; receipts for deposits, unpaid bills and other papers or documents which pertain to the Property; all advertising materials; booklets; keys; and other items, if any, used in the operation of the Property.

9.             Deposits by Buyer. Buyer shall deposit or cause to be deposited with Escrow Holder: (a) the funds which are to be applied towards the payment of the Purchase Price in the amounts and at the times designated in Paragraph 3 above; (b) on or before the day of the Close of Escrow, the General Assignment, the Assignment of Lease and Buyer’s settlement statement, all duly executed by Buyer, and any other documents or affidavits required by Escrow Holder in connection with the Closing and/or recordation of the Deed, including, without limitation, a Preliminary Change of Ownership Report if deemed necessary by Escrow Holder; (c) evidence of the existence, organization and authority of Buyer and of the persons executing documents on behalf of Buyer reasonably satisfactory to the Title Company; and (d) any other Closing deliveries required to be made by or on behalf of Buyer hereunder.

10.          Costs and Expenses. One-half (1/2) of the premium for a standard CLTA owner’s title policy in the amount of the Purchase Price (together with any premium associated with any endorsements obtained by Seller pursuant to Paragraph 7(a)(i) to cure any title deficiencies) shall be paid by Seller, with Buyer to be responsible for the remaining one-half (1/2) of the premium for a standard CLTA owner’s title policy in the amount of the Purchase Price, any additional costs associated with obtaining extended ALTA coverage, title endorsements, special coverages, lender’s title policies or coverage under the Title Policy in amounts greater than the Purchase Price. The escrow fee of Escrow Holder shall be shared equally by Seller and Buyer. Seller shall pay any documentary transfer taxes payable in connection with the recordation of the Deed. Buyer and Seller shall pay, respectively, the Escrow Holder’s customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, through no fault of either Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder’s fees and charges (“Escrow Cancellation Fees”).

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11.          Prorations. The following prorations shall, unless otherwise noted, be made between Seller and Buyer on the Close of Escrow, computed as of the Closing Date (i.e., all expenses and revenues attributable to the Property on the Closing Date will be for the account of Buyer):

(a)           Taxes. Real and personal property taxes and assessments (including any owners associations dues and assessments) (collectively, “Taxes”) on the Property are the obligation of the Tenant under the Lease. Therefore, there shall be no proration of such Taxes at Closing or any time thereafter for the “Current Tax Period”. Seller shall be responsible for all delinquent Taxes for any fiscal year of the applicable taxing authorities accruing prior to the Current Tax Period; provided, however, that if such amounts are collectible from the Tenant under the Lease, then Seller shall be entitled to collect such amounts thereunder and to enforce such rights against the Tenant under the Lease subsequent to the Close of Escrow (provided that Seller shall not be entitled to institute eviction proceedings against Tenant). The phrase “Current Tax Period” refers to the fiscal year of the applicable taxing authority in which the Closing Date occurs. If, for the Current Tax Period or any prior year, there are any tax protests filed, or abatement application proceedings pending at any time prior to Closing with reference to the Property, Seller shall have the right to settle such protests or proceedings in its sole discretion. All amounts recovered as a result thereof shall belong solely to Tenant, and if any such amounts are paid to it, Buyer shall immediately remit such amounts to Tenant. The parties agree to execute any papers or take such steps, either before or after any Closing, as may be necessary to carry out the intention of the foregoing.

(b)           Rentals. Rentals and other payments payable by Tenant or other lessees, licensees, concessionaires and other persons using or occupying the Property or any part thereof, for or in connection with such use or occupancy, based on actual collections. However, Seller shall not be obligated to make any payment or give any credit to Buyer on account of, or by reason of, any rental or other payments which are unpaid as of the Closing Date, but shall be required merely to turn over to Buyer its share of the same if, as and when received by Seller. All payments received by Buyer from Tenant or other lessee, licensee, concessionaire or other person after the Closing shall be applied in the following order unless the Tenant properly identifies the payment as being for a specific item:  (i) first, to Buyer in payment of the current rent due under such Lease, (ii) second, to Buyer in payment of delinquent rent due under such Lease for the period from and after the Closing, and (iii) third, to Seller in payment of rent coming due and payable prior to the Closing. Any prepaid rents for the period following the Closing Date shall be paid over by Seller to Buyer. Buyer will make commercially reasonable efforts, without suit, to collect any rents relating to the period before Closing. Seller may pursue collection as to any delinquent, pre-Closing rent not collected by Buyer, provided that Seller shall not be entitled to institute eviction proceedings against Tenant.

(c)           Utilities. Gas, water, electricity, heat, fuel, sewer and other utilities relating to the Property are the obligation of the Tenant under the Lease. Therefore, there shall be no proration of such utilities at Closing or any time thereafter. Seller shall be entitled to receive all security deposits previously deposited by Seller with any such utility providers, if any, and Buyer shall thereafter be solely responsible for making any new security deposits required for the provision of any such utilities.

(d)           Operating Expenses. ALL OPERATING EXPENSES ARE PAID DIRECTLY BY TENANT. THERE WILL BE NO RECONCILIATION OF OPERATING EXPENSES AT CLOSING.

(e)           Security Deposits. THERE ARE NO SECURITY DEPOSITS UNDER THE LEASE.

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(f)            Lease Costs.         In the Assignment of Lease to be delivered at Closing, Seller shall assign and Buyer shall assume the obligations under that certain Registration and Commission Agreement with Lee & Associates - Central Valley, Inc. (“Lee”), dated May 15, 2006, as the same relates to future renewals of, and expansions under, the Lease. At Closing, Seller shall pay to Lee the remaining 50% of the earned commission owed under the aforesaid commission agreement, whereupon Seller shall have no further obligation with respect to leasing commissions owed to Lee, and Seller shall provide evidence of such payment to Buyer. At Closing, Seller shall satisfy any other obligations with respect to leasing commissions remaining owing under the Lease by making payment of such commissions to the broker(s) entitled thereto, whereupon Seller shall have no further obligation with respect to such leasing commissions. Seller shall provide evidence of such payment to Buyer. Seller shall be responsible for any unpaid tenant improvement costs, tenant allowances, moving expenses and other out-of-pocket expenses that are the responsibility of Seller as landlord under the Lease (for the initial term of the Lease only, with Buyer to be responsible for any such costs relating to any extension or renewal term thereunder).

(g)           Floor Repairs.       Seller has disclosed to Buyer and Buyer acknowledges the need for certain repairs to the floor slab of the Improvements, as more particularly disclosed in certain report(s) reviewed by Seller and Buyer. In lieu of Seller completing such repairs prior to Closing, Buyer has requested and Seller has agreed to allow Buyer to complete the same after Closing, and Seller shall provide a credit to Buyer against the Purchase Price in the amount of $195,950 ($185,000 for estimated repairs & $10,950 for payment of ½ of the report(s) on same) to offset the costs of such floor slab repairs. Buyer hereby acknowledges and agrees that Seller shall have no liability to Buyer whatsoever after Closing for such floor slab repairs or any claims, losses or damages relating thereto (including, without limitation, claims asserted by Tenant), and Buyer shall hold Seller harmless from and against all such claims, losses or damages. The floor slab repairs shall be excluded from the Seller Representations & Warranties (as defined below).

(h)           Aerosol Cage.       The Lease contemplates the relocation of a certain aerosol cage (the “Relocation”) at Seller’s, as landlord thereunder, expense (up to the $250,000.00 maximum amount specified in the Lease for such Relocation (the “Maximum Credit Amount”)). Tenant is responsible for performing such Relocation and is currently seeking bids for the same. To the extent such Relocation has not been completed and paid for by Seller prior to Closing, Seller shall provide a credit to Buyer against the Purchase Price in the amount of the lower of the following: the lowest bid obtained and approved in writing by Tenant for such Relocation or the Maximum Credit Amount, whereupon Seller shall have no further obligation with respect to such Relocation or payment of expenses related thereto. If the Relocation is completed prior to Closing, Seller shall provide evidence of payment of Seller’s share of the costs relating thereto to Buyer and shall endeavor to provide confirmation from Tenant in writing that such Relocation obligation has been satisfied; provided, however, that Seller shall not be in default nor shall Buyer have any remedy hereunder should Tenant fail to provide such written confirmation prior to the Closing Date.

In the event any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment (including any operating expense true-ups), then the parties shall make the appropriate adjustments (from time to time) promptly when accurate information becomes available and either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from whom it is entitled to such adjustment within ninety (90) days after the Closing Date. Any corrected adjustment or proration shall be paid in cash within thirty (30) days to the party entitled thereto. The provisions of this Paragraph 11 shall survive the Close of Escrow.

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12.          Disbursements and Other Actions by Escrow Holder. Upon the recordation of the Deed, the Escrow Holder shall promptly undertake all of the following in the manner indicated:  (a) prorate all matters referenced in Paragraph 11 based upon the statement delivered into Escrow signed by the parties; (b) cause the Deed and any other documents which the parties hereto may mutually direct, to be recorded in the official records of Yolo County, California; (c) disburse from funds deposited by Buyer with Escrow Holder towards payment of all items chargeable to the account of Buyer pursuant hereto in payment of such costs, including, without limitation, the payment of the Purchase Price to Seller, and disburse the balance of such funds, if any, to Buyer; (d) deliver the General Assignment, Assignment of Lease, Bill of Sale and FIRPTA Certificate to Buyer; (e) deliver the General Assignment and Assignment of Lease to Seller; (f) direct the Title Company to issue the Title Policy to Buyer; and (g) deliver the Notification Letter to the Tenant.

13.          Seller’s Representations, Warranties and Covenants. Buyer acknowledges and agrees that, except as expressly provided herein or in the documents to be delivered by Seller under Paragraph 8 hereof, Seller has made absolutely no representations or warranties regarding the Property, including, without limitation, its condition, its past use, or its suitability for Buyer’s intended use thereof, and that Buyer is purchasing the Property on an “AS-IS, WHERE-IS, WITH-ALL-FAULTS” basis. Notwithstanding the foregoing, in consideration of Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property from Seller, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer. These representations and warranties shall survive for a period of six (6) months following the Close of Escrow:

(a)           Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement. All persons executing this Agreement on behalf of Seller have the authority to bind Seller. Consummation by Seller of the sale of the Property is not in violation of or in conflict with, nor does it constitute a default under, any term or provision of the organizational documents of any party constituting Seller, or of any agreement or other instrument to which Seller is a party or by which Seller is bound;

(b)           Except as disclosed in the Seller’s Documents, there is no litigation or proceeding pending or, to Seller’s actual knowledge, threatened (i) against Seller that arises out of the use or ownership of the Property, or (ii) that might affect the Property or adversely affect the ability of Seller to perform its obligations under this Agreement;

(c)           No attachments, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to Seller’s actual knowledge, threatened against Seller, nor are any of such proceedings contemplated by Seller;

(d)           Except as disclosed in the Seller’s Documents, there are no pending condemnation actions nor, to Seller’s actual knowledge, threatened condemnation actions affecting the Property;

(e)           To Seller’s actual knowledge, the copy of the Lease delivered to Buyer in connection with the delivery of Seller’s Documents is a true and correct copy of the Lease and all amendments thereto;

(f)            To Seller’s actual knowledge, there are no contracts of any kind relating to the management, leasing, operation, maintenance or repair of the Property, except the Contracts disclosed as a part of the Seller’s Documents. To Seller’s actual knowledge, Seller has not received any written notice alleging that it has failed to timely perform all of the obligations

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required to be performed by it, nor alleging that Seller is otherwise in default under, any of the Contracts;

(g)           To Seller’s actual knowledge, the operating statements to be delivered to Buyer pursuant to this Agreement shall show all items of income and expense (operating and capital) incurred in connection with Seller’s ownership, operation, and management of the Property for the periods indicated and shall be, to Seller’s actual knowledge, true, correct, and complete in all material respects;

(h)           To Seller’s actual knowledge Seller has all licenses, permits and certificates necessary for the current use and operation of the Property as an industrial warehouse facility. To Seller’s actual knowledge, Seller has not received, nor is aware of, any written notice from any insurance company or underwriter of any defects in the Property that would cause an increase in insurance premiums. To Seller’s actual knowledge, Seller has not received any written notices of violations or alleged violations of any building code or other law with respect to the Property which have not been corrected to the satisfaction of the issuer of the notice;

(i)            Except as otherwise disclosed in the Seller’s Documents (copies of such reports having been provided by Seller to Buyer), (i) to Seller’s actual knowledge without investigation, during its ownership of the Property, Seller has not caused nor has any other party caused any Hazardous Materials (other than de minimis amounts) to be released on or under the Property; and (ii) to Seller’s actual knowledge, Seller has not received any written notice that the Property is in violation of any Hazardous Materials laws. As used herein, “Hazardous Materials” shall mean asbestos, any petroleum fuel and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Property is located or the United States Government, including, but not limited to, any material or substance defined as a “hazardous waste,” “extremely hazardous waste,” “restricted hazardous waste,” “hazardous material,” or “toxic pollutant” under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.;

(j)            The representations and warranties of Seller set forth in this Agreement, and in the documents to be delivered by Seller under Paragraph 8 hereof (collectively, the “Seller Representations & Warranties”), shall be true on and as of the Close of Escrow as if those representations and warranties were made on and as of such time (and shall survive the Close of Escrow for a period of six (6) months (the “Survival Period”)). If, prior to the Close of Escrow, Seller acquires knowledge of any fact not previously known and such fact would make a representation and warranty of Seller contained in this Agreement untrue or materially inaccurate, then Seller shall have the right to qualify the representation or warranty, based on such knowledge. In the event Seller qualifies any representation or warranty in such fashion, Buyer may, at its option, either (a) terminate this Agreement and receive a full refund of the Deposit, or (b) elect to proceed with the closing of the purchase of the Property notwithstanding such qualification. In the event that Buyer elects to proceed with the Closing, Buyer shall have no other rights or remedies in connection with the inaccuracy of the representation or warranty that was so qualified. The term “Seller’s actual knowledge” or “Seller’s knowledge” (or similar phrases) as used in this Agreement shall mean the current actual knowledge of David Ho, Senior Vice President of Asset Management of ARI Commercial. Seller represents and warrants that, as of the Effective Date, Mr. Ho is the individual at ARI Commercial with the best knowledge regarding the Property, Seller’s operations in connection with the Property and the representations to be made by Seller herein. Seller shall have no liability to Buyer by reason of a breach or default of any of the Seller Representations & Warranties unless Buyer shall have given to Seller written notice (“Warranty Notice”) of such breach or default within the Survival

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Period, and shall have given to Seller an opportunity to cure any such breach or default within a reasonable period of time after delivery of such Warranty Notice. No claim for breach of any of the Seller Representations & Warranties shall be actionable or payable unless the valid claims for all such breaches collectively aggregate more than Twenty-Five Thousand and No/100 Dollars ($25,000.00), in which event the full amount of such claims shall be actionable. Seller’s liability shall be limited to Buyer’s actual damages and shall not include consequential or punitive damages. Any proceeding or litigation based upon a claim of fraud, misrepresentation or similar theory shall be commenced by Buyer within six (6) months of the Closing Date and, if appropriate proceedings are not commenced within such time period, Buyer shall be deemed to have waived any such claim. Notwithstanding anything contained in this Agreement to the contrary, in no event shall the aggregate liability of Seller to Buyer under this Agreement exceed Six Hundred Fifty Thousand and No/100 Dollars ($650,000.00).

(k)           Seller covenants that Seller and Seller’s agents shall, at Seller’s expense:

(i)            from and after the Buyer Execution Date through the Close of Escrow, maintain the Property substantially in the condition in which it existed as of the Buyer Execution Date, normal wear and tear, casualty and condemnation excepted, free from mechanics’ liens or other claims for liens, and operate the Property in a manner consistent with current practice and perform its obligations under the Lease, Contracts and Licenses. No machinery, equipment or fixtures shall be removed from the Property, unless replaced by items of equal or greater utility and value;

(ii)           from and after the Buyer Execution Date through the Close of Escrow, keep in existence all fire and extended coverage insurance policies, and all public liability insurance policies, that are in existence as of the Buyer Execution Date with respect to the Property;

(iii)          from and after the Buyer Execution Date through the Close of Escrow, not enter into any new lease, contract or license or amend, waive any rights under, terminate or extend the Lease or any Contract or License, nor apply any security or other deposits held under the Lease to delinquent rents or payments due thereunder (“Rent Application(s)”), without Buyer’s prior written consent, which may be granted or withheld in Buyer’s reasonable discretion. Failure of Buyer to disapprove any Rent Application(s) or other items referenced herein within two (2) Business Days of its receipt of same shall be deemed to constitute Buyer’s approval hereunder. Seller shall provide Buyer written notice of any new Contracts, Lease or Licenses or amendment(s) to the Lease that Seller executes prior to the Buyer Execution Date. In submitting any such new Contracts, Licenses or Lease, or any modifications, amendments or terminations of the Lease or any existing Contracts or Licenses, to Buyer for approval, Seller shall identify all applicable leasing or other commissions, all tenant improvement costs and any other costs related thereto, which costs and expenses will, to the extent the same are approved by Buyer, be the liability of Buyer should Closing occur hereunder;

(iv)          upon written notice from Buyer on or before Close of Escrow (but following the expiration of the Review Period), give appropriate notices of termination of Contracts designated by Buyer, provided that Buyer shall be responsible for payment of any termination fees required in connection therewith, except for Seller’s existing property management agreement which shall be terminated at Seller’s expense; and

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(v)           from and after the Buyer Execution Date through the Closing, Seller shall not encumber the Property or create or modify any exceptions to title to the Property without prior approval of Buyer, the same not to be unreasonably withheld; initiate or consent to any action with respect to zoning or other Property entitlements or permits; or transfer, modify or otherwise dispose of any Personal Property that is to be assigned hereunder.

14.          Buyer’s Representations and Warranties.

(a)           In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property to Buyer, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller. These representations and warranties shall survive for a period of six (6) months following the Close of Escrow:

(i)            Buyer has the legal right, power and authority to enter into this Agreement and, subject to the terms of Paragraph 7(a)(vi), to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is required to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein. All persons executing this Agreement on behalf of Buyer have the authority to bind Buyer. Buyer is a limited partnership duly organized and validly existing under the laws of the State of Delaware. Consummation by Buyer of the purchase of the Property is not in violation of or in conflict with, nor does it constitute a default under any term or provision of the organizational documents of Buyer, or of any agreement or other instrument to which Buyer is a party or by which Buyer is bound. Buyer has the power to purchase and own the Property and to engage in the transaction contemplated in this Agreement; and

(ii)           Buyer is in compliance with the U.S. Federal Bank Secrecy Act, as amended, and its implementing regulations (31 CFR part 103); the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the regulations promulgated thereunder (collectively, the “Patriot Act”), and any order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) including Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”). Neither Buyer nor any beneficial owner of Buyer is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order or under any United States law (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism). If after the date hereof, Buyer obtains any knowledge regarding Buyer or any of its beneficial owners which would cause the representations in this Paragraph 14(a) to become untrue, Buyer shall immediately notify Seller in writing, and in such event, Seller shall have the right, as its sole remedy, to terminate this Agreement immediately upon delivery of written notice thereof to Buyer, in which event the Deposit shall be returned to Buyer (except that Buyer shall be responsible for payment of all Escrow Cancellation Fees) and the parties shall have no further liability to the other hereunder, except as otherwise expressly provided for herein;

(b)           The representations and warranties of Buyer set forth in this Agreement shall be true on and as of the Close of Escrow as if those representations and warranties were made on and as of such time.

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(c)           Buyer acknowledges and agrees that, except as expressly provided herein, or in the documents to be delivered by Seller under Paragraph 8, Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guarantees of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) the value, nature, quality or condition of the Property, including, without limitation, the water, soil and geology; (ii) the income to be derived from the Property; (iii) the suitability of the Property for any and all activities and uses which Buyer may conduct thereon; (iv) the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (v) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property; (vi) the manner or quality of the construction or materials, if any, incorporated into the Property; (vii) the manner, quality, state of repair or lack of repair of the Property; or (viii) any other matter with respect to the Property, and specifically, that, except as expressly set forth herein, or documents to be delivered by Seller under Paragraph 8, Seller has not made, does not make, and specifically disclaims any representations regarding compliance with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including solid waste, as defined by the U.S. Environmental Protection Agency regulations at 40 C.F.R., Part 261, or the disposal or existence, in or on the Property, of any hazardous substance, as defined by the Comprehensive Environmental Response Compensation And Liability Act of 1980, as amended, and regulations promulgated thereunder. Buyer further acknowledges and agrees that having been given the opportunity to inspect the Property, and except as provided herein or in the documents to be delivered by Seller under Paragraph 8, Buyer is relying solely on its own investigation of the Property and not on any information provided or to be provided by Seller. Buyer further acknowledges, except as expressly provided herein, or in the documents to be delivered by Seller under Paragraph 8, and agrees that any information provided or to be provided by or on behalf of Seller with respect to the Property, including the Seller’s Documents, was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information and makes no representations whatsoever as to the accuracy or completeness of such information. Seller is not, except as expressly provided herein, or in the documents to be delivered by or on behalf of Seller under Paragraph 8, liable or bound in any manner by any oral or written statements, representations or information pertaining to the Real Property, or the operation thereof, furnished by any real estate broker, agent, employee, servant or other person. Buyer further acknowledges and agrees that the sale of the Property as provided for herein is made on an “AS-IS, WHERE IS, WITH ALL FAULTS” CONDITION AND BASIS AND EXCEPT AS EXPRESSLY PROVIDED HEREIN, WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED. The provisions of this Paragraph 14(c) shall survive Closing and delivery of the Deed.

15.          DEFAULT.

(a)           Default by Seller. IN THE EVENT THE CLOSING SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN SELLER’S OBLIGATIONS HEREUNDER THAT SELLER HAS FAILED TO CURE FOR A PERIOD IN EXCESS OF FIVE (5) DAYS AFTER WRITTEN NOTICE OF SUCH DEFAULT HAS BEEN PROVIDED BY BUYER TO SELLER, BUYER SHALL BE ENTITLED, AS ITS SOLE REMEDY FOR SUCH DEFAULT, (i) TO TERMINATE THIS AGREEMENT AND RECEIVE A RETURN OF THE DEPOSIT AND ANY INTEREST ACCRUED THEREON OR (ii) TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT BUT SHALL HAVE NO RIGHT TO RECEIVE ANY OTHER EQUITABLE OR LEGAL RELIEF EXCEPT AS EXPRESSLY PROVIDED HEREIN. IN THE EVENT SPECIFIC PERFORMANCE IS NOT AVAILABLE AS A RESULT OF SELLER’S ACTIONS, BUYER SHALL BE ENTITLED TO PURSUE ANY OTHER REMEDY AT LAW

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OR IN EQUITY, PROVIDED THAT SELLER’S MAXIMUM LIABILITY UNDER SUCH CIRCUMSTANCES SHALL BE $300,000.00. BUYER SHALL NOT BE ENTITLED TO RECORD A LIS PENDENS AGAINST THE PROPERTY OTHER THAN IN CONNECTION WITH SUCH SPECIFIC PERFORMANCE ACTION. NOTWITHSTANDING THE TERMINATION OF THIS AGREEMENT, SELLER SHALL NOT BE RELIEVED OF ITS INDEMNIFICATION OBLIGATION UNDER PARAGRAPH 18 HEREOF.

/s/ [Illegible]
Buyer’s Initials	Seller’s Initials

(b)           Default by Buyer. IN THE EVENT THE CLOSING SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN BUYER’S OBLIGATIONS HEREUNDER THAT BUYER HAS FAILED TO CURE FOR A PERIOD IN EXCESS OF FIVE (5) DAYS AFTER WRITTEN NOTICE OF SUCH DEFAULT HAS BEEN PROVIDED BY SELLER TO BUYER (PROVIDED THAT NO SUCH NOTICE SHALL BE REQUIRED WHERE BUYER FAILS TO PERFORM ITS OBLIGATIONS (DELIVERY OF DOCUMENTS AND/OR PURCHASE PRICE FUNDS) AT CLOSING HEREUNDER), BUYER AND SELLER AGREE IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE BUYER AND SELLER HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT SELLER WOULD SUFFER IN THE EVENT BUYER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY IS AND SHALL BE, AS SELLER’S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY), THE DEPOSIT AND ANY ACCRUED INTEREST THEREON. SAID AMOUNT SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR THE BREACH OF THIS AGREEMENT BY BUYER, ALL OTHER CLAIMS TO DAMAGES OR OTHER REMEDIES BEING HEREIN EXPRESSLY WAIVED BY SELLER. SUCH RETENTION OF THE DEPOSIT BY SELLER IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE, AND SHALL NOT BE DEEMED TO CONSTITUTE A FORFEITURE OR PENALTY WITHIN THE MEANING OF SECTION 3275 OR SECTION 3369 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR PROVISION. UPON SUCH DEFAULT BY BUYER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER EXCEPT FOR THE RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES TO THE EXTENT NOT ALREADY RELEASED TO SELLER FROM ESCROW AS MAY BE ALLOWED HEREIN. NOTWITHSTANDING THE TERMINATION OF THIS AGREEMENT AND RECEIPT BY SELLER OF LIQUIDATED DAMAGES, BUYER SHALL NOT BE RELIEVED OF ITS INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, PARAGRAPHS 7(a)(ii)(B) AND 18).

/s/ [Illegible]
Buyer’s Initials	Seller’s Initials

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16.          Damage or Condemnation Prior to Closing.

(a)           The Closing shall be effective as of 12:01 A.M. on the Closing Date. Notwithstanding the foregoing, the risk of loss of all or any portion of the Property shall be borne by Seller up to and including the actual time of the Closing and wire transfer of the Purchase Price to Seller, and thereafter by Buyer, subject, however, to the terms and conditions of this Paragraph 16.

(b)           Seller shall promptly notify Buyer of any casualty to the Property or any condemnation proceeding commenced prior to the Close of Escrow. If any such casualty or condemnation proceeding is “Material” (as defined below), Buyer may, at its option, elect either to: (i) terminate this Agreement, in which event all funds deposited into Escrow by Buyer shall be returned to Buyer, without any further action or instruction required, and neither party shall have any further rights or obligations hereunder, except as otherwise expressly provided herein, or (ii) continue the Agreement in effect, in which event upon the Close of Escrow, Buyer shall be entitled to any compensation, awards or other payments or relief obtained by Seller resulting from such casualty or condemnation proceeding (after reimbursement to Seller for its out-of-pocket expenses related thereto and less any amounts expended by Seller in making repairs to the Property prior to Closing) and to payment by Seller to Buyer of any deductible amount under any applicable insurance policies (such amounts being referred to herein as the “Proceeds”).

(c)           Buyer and Seller hereby stipulate and agree that “Material” as used in this Paragraph 16, shall mean (i) damages resulting from a casualty reasonably estimated to exceed $750,000.00 (the “Threshold”) or a condemnation proceeding involving a taking in value of more than the Threshold or (ii) a casualty or condemnation proceeding that gives the Tenant the right to terminate the Lease and such termination right is not waived by Tenant by the Closing Date, or (iii) a condemnation that results in a five percent (5%) or greater reduction in the annual rent payable under the Lease. In the event of any non-Material casualty or condemnation proceeding effecting the Real Property, this Agreement shall remain in full force and effect (unless the same occurs prior to the end of the Review Period and Buyer exercises its termination right granted in Paragraph 7(a)(ii)(C) hereof); and Seller shall have those obligations, if any, with respect to repairing the Property as are imposed under the Lease or the Existing Loan, with no additional obligations being imposed under this Agreement; and if Seller does not repair the Property prior to Close of Escrow, then Seller shall assign to Buyer at Close of Escrow all Proceeds relating thereto. If the required repairs under this Paragraph (c) or those required under Paragraph (b) above have not been completed prior to the Closing Date and an independent, qualified architect or engineer hired by Seller’s Broker (without consultation from either Seller or Buyer) determines that the estimated cost to complete such repairs exceeds the Proceeds, then Seller shall give a credit to Buyer at Closing in the amount of such deficiency; provided, however, that if the total credit to be given to Buyer exceeds $150,000.00, then Seller shall be entitled to elect to terminate this Agreement unless Buyer agrees to proceed to Closing, and if Buyer so elects to proceed, Buyer shall receive a credit only in the amount of $150,000.00 and shall waive all claims against Seller relating to such casualty or condemnation. If Seller so elects to terminate and Buyer does not elect to proceed, then this Agreement shall terminate and all funds deposited into Escrow by Buyer shall be returned to Buyer, without any further action or instruction required, and neither party shall have any further rights or obligations hereunder, except as otherwise expressly provided herein.

(d)           In the event of any insured casualty occurring at any time prior to Closing and should Closing occur hereunder, Seller shall assign to Buyer Seller’s right to collect so-called “loss of rents” insurance for the period after Closing until all needed repairs have been completed, with Seller agreeing to remain responsible after Closing, to the limited extent of insurance proceeds

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available to pay the same, for any loss of rents from the Property post-Closing based on an insured loss that occurs prior to Closing.

17.          Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered (including by Federal Express or other overnight courier) or sent by registered or certified mail, postage prepaid, return receipt requested, delivered or sent by telex or telecopy and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if mailed, three (3) Business Days after the date of posting by the United States post office, (iii) if given by telex or telecopy, when received, if before 5:00 P.M. local time on a Business Day, or if received after 5:00 P.M., then on the next succeeding Business Day. Any notice, request, demand, direction or other communication sent by telex or telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

To Seller:	Argus Realty Investors, L.P.
19029 Mountainview Drive
Charlotte, NC 28031
Attention: Ms. Lori Perro, Vice President
Phone: (704) 895-3304
Fax: (704) 943-0813

With a copy to:	Argus Realty Investors, L.P.
205 Avenida Fabricante, 2nd Floor
San Clemente, CA 92672
Attention: Mr. Richard Gee, CEO
Phone: (949) 481-6738
Fax: (949) 481-6748

And to:	Hirschler Fleischer
701 East Byrd Street
Richmond, VA 23219
(if after December 1, 2006)
Edgeworth Building
2100 East Cary Street
Richmond, VA 23223
Attention: S. Edward Flanagan, Esq./Robert G. Boyle, Jr., Esq.
Phone: (804) 771-9592/(804) 771-9574
Fax: (804) 644-0957

To Buyer:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP
c/o DCT Industrial Trust Inc.
518 17th Street, Suite 1700
Denver, CO 80202
Attention: Jeff Jones
Phone: (303) 285-0374
Fax: (303) 228-2201

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With a copy to:	Mayer, Brown, Rowe & Maw LLP
700 Louisiana, Suite 3400
Houston, TX 77002
Attention: Linda H. Earle, Esq.
Phone: (713) 238-2615
Fax: (713) 238-4615

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

18.          Broker; Syndication Cost Payment. Upon the Close of Escrow, Seller shall pay a real estate brokerage commission to ARI Commercial pursuant to a separate agreement, and ARI Commercial will be responsible for paying a co-brokerage commission to CB Richard Ellis (collectively, “Seller’s Broker”) with respect to this transaction. If any additional claims for brokers’ or finders’ fees for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, save harmless and defend Seller from and against such claims if they shall be based upon any statement, representation or agreement by Buyer (provided that Buyer shall not provide any indemnity based on claims made by Seller’s Broker or any party claiming by or through Seller’s Broker), and Seller hereby agrees to indemnify, save harmless and defend Buyer if such claims shall be based upon any statement, representation or agreement by Seller. The obligations of the parties to each other under this Paragraph 18 shall survive Closing or the termination of this Agreement, as applicable.

19           Attorneys’ Fees. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues. For the purposes of this Paragraph, attorneys’ fees shall include, without limitation, fees incurred in the following:  (a) post-judgment motions; (b) contempt proceedings; (c) garnishment, levy and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation. This Paragraph is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

20.          Assignment. Except as provided in Paragraph 22 in connection with any 1031 Exchange (as defined below), Buyer shall not assign, transfer or convey its rights and/or obligations under this Agreement and/or with respect to the Property, other than to an “Affiliate” (as defined below), without the prior written consent of Seller, which consent Seller may withhold in its sole discretion. Any attempted assignment without the prior written consent of Seller that requires Seller’s consent shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments (including an assignment to an Affiliate) shall not relieve the assigning party from its liability under this Agreement and shall not become effective unless and until the assignee agrees in writing to assume the obligations of Buyer hereunder. The term “Affiliate” as used herein shall mean any parent, subsidiary or affiliated entity which controls, is controlled by, or is under common control with Buyer, or any entity in which Buyer is a managing member, general partner or holds a controlling voting or financial interest.

20

21.          Confidentiality. Buyer agrees that any information concerning the Property obtained either from Seller or through other third parties on Seller’s behalf (including, without limitation, the Seller’s Documents) (collectively, the “Evaluation Material”) will be used solely for the purpose of evaluating the Property. Unless and until Buyer has completed the acquisition of the Property, such information will be kept confidential by Buyer and its advisors. Seller understands that Buyer may need to disclose the Evaluation Material or portions thereof to those of Buyer’s officers, employees, owners and representatives, as well as to its lenders and their agents, employees and representatives (collectively referred to herein as “Representatives”) who need to know such information for the purpose of evaluating or financing its acquisition of the Property. In the event that Buyer or any of its Representatives become legally compelled to disclose any of the Evaluation Material, Buyer and its Representatives shall provide Seller with prompt written notice of such requirements so that Seller may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this statement of confidentiality. In the event that Buyer fails to complete the acquisition of the Property, Buyer and its Representatives will promptly return to Seller copies of all Evaluation Material which has been provided to Buyer by Seller, and Buyer and its Representatives will destroy all copies of any Evaluation Material.

22.          Like Kind Exchange. Both Buyer and Seller agree to accommodate each other in effecting a tax deferred exchange under Internal Revenue Code §1031 (each a “1031 Exchange”). Each party shall have the right, expressly reserved herein, at such party’s sole expense, to elect a 1031 Exchange at any time within five (5) Business Days before the Closing Date (including, without limiting the foregoing, Seller’s right to substitute an accommodating party as Seller of the Property); provided, however, Seller and Buyer hereby acknowledge and agree that consummation of the sale of the Property shall not be predicated or conditioned on any such 1031 Exchange(s), and, without in any way limiting the foregoing, the Closing of Escrow for the Property as provided herein shall not be contingent, delayed or otherwise subject to the closing of any other escrow. Also, neither Buyer nor Seller shall be required to take title to any real property other than the Real Property, to accommodate the other party’s 1031 Exchange.

If a party elects to effect a 1031 Exchange, the other party shall promptly execute all amendments to this Agreement, escrow instructions pertaining to the 1031 Exchange transaction and all other documents as may be necessary to carry out such 1031 Exchange; provided, however, that the accommodating party shall have the right to approve any and all such documents (which approval may be withheld in the accommodating party’s reasonable discretion), and the accommodating party shall have no liability to the other party or to any other person for any act or omission, condition, representation, warranty, defect in title or other matter concerning such 1031 Exchange.

Buyer shall not be obligated to incur any greater cost or expense due to Seller’s 1031 Exchange(s) than would have been the case in a purchase of the Property as otherwise specified in this Agreement, and Seller shall not be obligated to incur any greater cost or expense due to Buyer’s 1031 Exchange(s) than would have been the case in a purchase of the Property as otherwise specified in this Agreement. Buyer and Seller each agree to hold the other harmless from any liability, damages, or costs, including reasonable attorneys’ fees, that may arise from the accommodating party’s participation in a 1031 Exchange. Notwithstanding the foregoing, each party shall be responsible for their own attorney’s fees incurred in reviewing any documents such party is requested to execute to facilitate such other party’s 1031 Exchange(s).

23.          Other Offers. During the pendency of this Agreement, Seller will not enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property.

21

24.          Information and Audit Cooperation. At any time within ninety (90) days after the Closing, Seller shall allow Buyer’s auditors access to the books and records of Seller relating to the operation of the Property for three (3) years prior to Closing to enable Buyer to comply with any financial reporting requirements applicable to Buyer. In addition, ARI Commercial shall provide Buyer’s designated independent auditors a representation letter regarding the books and records of the Property in substantially the form attached hereto as Exhibit I. Seller shall not have any liability relating to such representation letter nor shall the same be construed as part of the representations and warranties being made by Seller hereunder, the same being delivered solely as an accommodation to Buyer.

25.          Miscellaneous. (a)  Buyer and Seller agree to execute such instruments and documents and to diligently undertake such actions as may be required in order to consummate the purchase and sale herein contemplated and shall use their commercially reasonable efforts to accomplish the Close of Escrow in accordance with the provisions hereof; (b) except where otherwise provided herein, time is of the essence of each and every term, condition, obligation and provision hereof; (c) this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument; (d) any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof; (e) except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties thereto, to any person or entity other than the parties hereto; (f) the Exhibits and Schedules attached hereto are hereby incorporated herein by this reference; (g) the terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto; (h) the waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof; (i) this Agreement shall be governed by and construed in accordance with the laws of the State of California; (j) except as otherwise provided herein, each of the parties shall pay its own fees and expenses in connection with this Agreement; (k) this Agreement supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof; no subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby; (l) subject to Paragraph 20, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto; (m) as used herein, any reference to “Business Days” shall mean days other than Saturdays, Sundays and California and federal holidays; (n) all of the entities comprising Seller shall be jointly and severally liable to Buyer under this Agreement only with respect to any monetary payments or obligations owed by Seller to Buyer, and in all other respects, each entity comprising Seller shall be severally liable for the obligations of “Seller” hereunder; (o) unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a non-Business Day, in which event the period shall run until the end of the next succeeding Business Day, and the last day of any period of time described herein shall be deemed to end at 5:00 p.m. in the jurisdiction in which the Property is located; (p) Buyer acknowledges that each entity comprising Seller cannot be required to sell to Buyer any interest in the Property greater than the interest owned by such entity; and (q) except as otherwise specifically provided for herein or in any Closing document referenced herein, the provisions of this Agreement and the representations and warranties herein shall not survive after the conveyance of title and payment of the Purchase Price but shall be merged therein.

[SIGNATURES ON FOLLOWING PAGES]

22

IN WITNESS WHEREOF, the parties hereby execute this Agreement.

“BUYER”

DCT INDUSTRIAL OPERATING PARTNERSHIP LP,

a Delaware limited partnership

By:         DCT Industrial Trust Inc.,

a Maryland corporation,

Its general partner

By:	/s/ W. Jeffrey Jones
Name:	W. Jeffrey Jones
Its:	Vice President

23

“SELLER”

ARI-HDC, LLC, a Delaware limited liability company

By:
Richard Gee, Chief Executive Officer

24

ARI-HDC 1, LLC, a Delaware limited liability company

By:
Dorene M. Miele, Sole Member

25

ARI-HDC 2, LLC, a Delaware limited liability company

By:	Bar-F Family Limited Partnership, a Utah limited partnership, its sole member

By:
E. Verne Breeze, General Partner

By:
Mable R. Breeze, General Partner

26

ARI-HDC 3, LLC, a Delaware limited liability company

By:	Oyen Family Trust dated July 19, 1990,
its sole member

By:
Harald Oyen, Trustee

By:
Janet H. Oyen, Trustee

27

ARI-HDC 4, LLC, a Delaware limited liability company

By:	1996 Hyman Family Trust dated May 25, 1996,
its sole member

By:
Bruce A. Hyman, Trustee

By:
Jill N. Hyman, Trustee

28

ARI-HDC 5, LLC, a Delaware limited liability company

By:	Bellweather Limited Partnership, a Washington limited partnership, its sole member

By:
Robert R. Knosp, General Partner

29

ARI-HDC 6, LLC, a Delaware limited liability company

By:	Kong Family Trust dated November 25, 1996,
its sole member

By:
Oyoung Kong, Trustee

By:
Sang Ae Kong, Trustee

30

ARI-HDC 7, LLC, a Delaware limited liability company

By:
Carl Vander-Molen, Sole Member

31

ARI-HDC 8, LLC, a Delaware limited liability company

By:	Ralph Hamilton & Sons, Inc., a Utah corporation,
its sole member

By:
Lamont L. Hamilton, Secretary

32

ARI-HDC 9, LLC, a Delaware limited liability company

By:	703 Main Corp, a New York corporation,
its sole member

By:
Joseph A. Deck, President

33

ARI-HDC 10, LLC, a Delaware limited liability company

By:
Hugh W. Hoff, Sole Member

34

ARI-HDC 11, LLC, a Delaware limited liability company

By:
Lois J. Hoff, Sole Member

35

ARI-HDC 12, LLC, a Delaware limited liability company

By:
Carl Ganter, Sole Member

36

ARI-HDC 13, LLC, a Delaware limited liability company

By:
David R. Steffan, Sole Member

37

ARI-HDC 14, LLC, a Delaware limited liability company

By:	Dyssegaard Living Trust dated September 25, 1997,
its sole member

By:
Ralph M. Dyssegaard, Trustee

By:
Judy Kelly Dyssegaard, Trustee

38

ARI-HDC 15, LLC, a Delaware limited liability company

By:	The John N. Moran Trust dated August 17, 1999,
its sole member

By:
John N. Moran, Trustee

39

ARI-HDC 16, LLC, a Delaware limited liability company

By:	The Doreen T. Culp Revocable Trust dated April 1, 1981,
its sole member

By:
Doreen T. Culp, Trustee

40

ARI-HDC 17, LLC, a Delaware limited liability company

By:	Executive Holdings, a California general partnership,
its sole member

By:
Richard Gee, General Partner

41

Acceptance by Escrow Holder:

Fidelity National Title Company hereby acknowledges that it has received a fully executed counterpart of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and perform the terms thereof as such terms apply to Escrow Holder.

Dated: , 2006	FIDELITY NATIONAL TITLE COMPANY

By:
Name:
Title:

42

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

The land referred to herein below is situated in the City of Woodland, County of Yolo, State of California and is described as follows:

Parcel One:

Parcels 3 and 4, as said parcels appear on Parcel Map No. 4339 filed November 17, 1997 in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records, and being more particularly described as follows:

Beginning at the southeast corner of said Parcel 3; thence, from said point of beginning, along the south line of said Parcels 3 and 4, north 89°49’21” west 1,313.09 feet to the southwest corner of said Parcel 4; thence, along the west line of said Parcel 4, the following two (2) courses:  (l) north 00°34’29” east 724.05 feet; and (2) north 45°34’17” east 70.65 feet to the northwest corner of said Parcel 4; thence, east along the north line of said Parcel 4 and Parcel 3, south 89°25’53” east 1,262.73 feet to the northeast corner of said Parcel 3; thence, south along the east line of said Parcel 3, south 00°32’49” west 765.05 feet to the point of beginning, as described in the Certificate of Compliance recorded March 20, 2002, Document No. 2002-0011794.

Excepting therefrom all mineral, coal, carbons, hydrocarbons, oil, gas and chemical elements and compounds whether in solid, liquid or gaseous form and all steam and other forms of thermal energy in or under a plane parallel to and five hundred (500) feet below the present surface of the above-described land; provided, however, that Seller shall have no right of entry upon the surface of said land nor to use said land or any portion thereof above said plane or said land of any purpose whatsoever.

Parcel Two:

A non-exclusive easement for fire access over the westerly 30 feet of Parcel 2 as shown on Parcel Map No. 4339 filed in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records, and as set forth in the document entitled “Reciprocal Easement and Restrictive Covenant Agreement” recorded March 20, 2000, Yolo County Records, as Instrument No. 2000-6565, subject to the terms and conditions contained therein.

Parcel Three:

A 30-foot private utility easement across Parcel 2, as shown on Parcel Map No. 4339 filed in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records.

APN:  027-350-571

A-1

EXHIBIT B

ESTOPPEL CERTIFICATE

                                    , 2006

DCT Industrial Operating Partnership LP

518 17th Street, Suite 1700

Denver, Colorado  80202

Attention:  Jeff Jones

Ladies and Gentlemen:

S. C. Johnson & Son, Inc., a Wisconsin corporation (“Tenant”), acknowledges that (a) ARI-HDC, LLC, ARI-HDC 1, LLC, ARI-HDC 2, LLC, ARI-HDC 3, LLC, ARI-HDC 4, LLC, ARI-HDC 5, LLC, ARI-HDC 6, LLC, ARI-HDC 7, LLC, ARI-HDC 8, LLC, ARI-HDC 9, LLC, ARI-HDC 10, LLC, ARI-HDC 11, LLC, ARI-HDC 12, LLC, ARI-HDC 13, LLC, ARI-HDC 14, LLC, ARI-HDC 15, LLC, ARI-HDC 16, LLC and ARI-HDC 17, LLC, each one a Delaware limited liability company (collectively, “Landlord”) has entered into an agreement with DCT Industrial Operating Partnership LP, a Delaware limited partnership (“Purchaser”) for the sale and purchase of the building commonly known as 2030 Hanson Way, Woodland, California (the “Building”), (b) Landlord has requested Tenant to execute and deliver this Tenant Estoppel Certificate to Purchaser and its successors and assigns and any other present and future lenders providing financing with respect to the Building and related property (“Lender”), and (c) Purchaser, Lender and their respective successors and assigns, will rely upon the certifications by Tenant in this Tenant Estoppel Certificate in connection with the purchase and financing of the Building.

Tenant hereby certifies as follows:

1.             Tenant currently leases the entire Building, consisting of approximately 396,000 rentable square feet (the “Premises”), pursuant to the terms and conditions of that certain lease dated July 11, 2001, between Landlord’s predecessor-in-interest, Wispark LLC, and Tenant, as amended by First Amendment to Lease effective as of November 22, 2002and Second Amendment to Lease (the “Second Amendment”) dated April 1, 2006 (as so amended, the “Lease”). A true, correct and complete copy of the Lease is attached hereto as Exhibit A. Except for the Lease, there are no agreements (written or oral) or documents that are binding on Landlord in connection with the lease of the Premises. The Lease is valid, binding and in full force and effect, and has not been modified or amended in any manner whatsoever except as shown on Exhibit A.

2.             The term of the Lease commenced on November 1, 2002, and including any presently exercised option or renewal term, ends on December 31, 2012, subject to the following renewal or extension option(s): 1 three (3) year extension option as stipulated in Sections 6 & 7 of the Second Amendment. Tenant has no rights to extend the term of the Lease except to the extent expressly set forth in the Lease.

3.             Landlord has delivered possession of the Premises to Tenant, and Tenant has accepted possession of, and currently occupies the Premises. Other than the floor slab, Tenant is not aware of any defects in design, materials and workmanship in the improvements on the Premises.

4.             The current monthly Base Building Rent payable under the Lease is $144,870.00, and the current monthly Additional Improvements Rent payable under the Lease is $4,890.79. Tenant is responsible for the payment of all real estate taxes, insurance and common area maintenance charges for the Premises; these expenses are paid by Tenant as they become due and are not included in the Base

Building Rent or the Additional Improvements Rent. Base Building Rent and Additional Improvements Rent payable under the Lease on or before the date hereof have been paid through November, 2006. Except for the months of January 2008 and February 2008, when Tenant will not be required to pay Base Building Rent, there are no applicable abatements on rent or other charges now or hereafter existing under the Lease, and there is no prepaid rent.

5.             Since Tenant is responsible for the payment of all real estate taxes, insurance and common area maintenance charges for the Premises, there are no reconciliations of taxes and operating expenses for calendar year 2005 or previous calendar years under the Lease.

6.             Tenant has no options, rights of offer, rights of refusal or other rights to purchase all or any portion of the Building. Tenant has no options, rights of offer, rights of refusal or other rights to expand the Premises or lease any other premises in the Building, except as expressly set forth in Section 42 of the Lease (as same was amended by Section 5 of the Second Amendment).

7.             Other than Landlord’s obligations stipulated in Section 8 of the Second Amendment to relocate and build a new aerosol cage and to repair the floor slab, all obligations, if any, of Landlord under the terms of the Lease with respect to improvements or repairs to the Premises have been fully performed, and all allowances, reimbursements or other obligations of Landlord for the payment of monies to or for the benefit of Tenant have been fully paid, all in accordance with the terms of the Lease.

8.             Neither Tenant, nor to Tenant’s knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by any party under the Lease.

9.             Tenant is not the subject of any bankruptcy, insolvency or similar proceeding in any federal, state or other court or jurisdiction.

10.           Tenant is in full and complete possession and occupancy of the Premises and has not subleased any portion of the Premises or assigned or otherwise transferred any of its rights under the Lease.

11.           There is no security deposit under the Lease.

12.           Tenant is in full compliance with all federal, state and municipal laws, rules and regulations affecting its occupancy or use of the Premises, including, but not limited to, those related to hazardous or toxic materials. To Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of the Tenant in violation of any environmental laws.

13.           The individual executing this Tenant Estoppel Certificate has the authority to do so on behalf of Tenant and to bind Tenant to the terms hereof.

S. C. Johnson & Son, Inc.,
a Wisconsin corporation

By:
Name:
Its:

EXHIBIT A TO ESTOPPEL CERTIFICATE

LEASE

(See Attached)

EXHIBIT C

GRANT DEED

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO

AND MAIL TAX STATEMENTS TO:

APN#	(Space Above For Recorder’s Use Only)

GRANT DEED

THE UNDERSIGNED GRANTOR DECLARES:

In accordance with California Revenue and Taxation Code Section 11932, Grantor has declared the amount of the documentary transfer tax which is due by a separate statement that is not being recorded with this Grant Deed.

By this instrument for a valuable consideration, ARI-HDC, LLC, ARI-HDC 1, LLC, ARI-HDC 2, LLC, ARI-HDC 3, LLC, ARI-HDC 4, LLC, ARI-HDC 5, LLC, ARI-HDC 6, LLC, ARI-HDC 7, LLC, ARI-HDC 8, LLC, ARI-HDC 9, LLC, ARI-HDC 10, LLC, ARI-HDC 11, LLC, ARI-HDC 12, LLC, ARI-HDC 13, LLC, ARI-HDC 14, LLC, ARI-HDC 15, LLC, ARI-HDC 16, LLC and ARI-HDC 17, LLC, each a Delaware limited liability company (collectively, “Grantor”), grants to                                     , a                                      (“Grantee”), all of its right, title and interest in and to that certain real property and improvements situated in the State of California, County of Yolo, more particularly described in Exhibit A attached to this Grant Deed and incorporated herein by this reference, subject to the Permitted Encumbrances attached hereto as Exhibit B and made a part hereof.

[SIGNATURE PAGES FOLLOW]

Dated as of                     , 2006.

GRANTOR:

ARI-HDC, LLC, a Delaware limited liability company

By:
Richard Gee, Chief Executive Officer

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Richard Gee, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 1, LLC, a Delaware limited liability company

By:
Dorene M. Miele, Sole Member

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Dorene M. Miele, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 2, LLC, a Delaware limited liability company

By:	Bar-F Family Limited Partnership, a Utah limited partnership, its sole member

By:
E. Verne Breeze, General Partner

By:
Mable R. Breeze, General Partner

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared E. Verne Breeze and Mable R. Breeze, personally known (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 3, LLC, a Delaware limited liability company

By:	Oyen Family Trust dated July 19, 1990,
its sole member

By:
Harald Oyen, Trustee

By:
Janet H. Oyen, Trustee

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Harald Oyen and Janet H. Oyen, personally known (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 4, LLC, a Delaware limited liability company

By:	1996 Hyman Family Trust dated May 25, 1996,
its sole member

By:
Bruce A. Hyman, Trustee

By:
Jill N. Hyman, Trustee

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Bruce A. Hyman and Jill N. Hyman, personally known (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 5, LLC, a Delaware limited liability company

By:	Bellweather Limited Partnership, a Washington limited partnership, its sole member

By:
Robert R. Knosp, General Partner

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Robert R. Knosp, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 6, LLC, a Delaware limited liability company

By:	Kong Family Trust dated November 25, 1996,
its sole member

By:
Oyoung Kong, Trustee

By:
Sang Ae Kong, Trustee

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Oyoung Kong and Sang Ae Kong, personally known (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 7, LLC, a Delaware limited liability company

By:
Carl Vander-Molen, Sole Member

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Carl Vander Molen, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 8, LLC, a Delaware limited liability company

By:	Ralph Hamilton & Sons, Inc., a Utah corporation,
its sole member

By:
Lamont L. Hamilton, Secretary

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Lamont L. Hamilton, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 9, LLC, a Delaware limited liability company

By:	703 Main Corp, a New York corporation
its sole member

By:
Joseph A. Deck, President

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Joseph A. Deck, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 10, LLC, a Delaware limited liability company

By:
Hugh W. Hoff, Sole Member

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Hugh W. Hoff, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 11, LLC, a Delaware limited liability company

By:
Lois J. Hoff, Sole Member

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Lois J. Hoff, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 12, LLC, a Delaware limited liability company

By:
Carl Ganter, Sole Member

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Carl Ganter, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 13, LLC, a Delaware limited liability company

By:
David R. Steffan, Sole Member

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                        , a Notary Public in and for said State, personally appeared David R. Steffan, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 14, LLC, a Delaware limited liability company

By:	Dyssegaard Living Trust dated September 25, 1997,
its sole member

By:
Ralph M. Dyssegaard, Trustee

By:
Judy Kelly Dyssegaard, Trustee

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Ralph M. Dyssegaard and Jude Kelly Dyssegaard, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 15, LLC, a Delaware limited liability company

By:	The John N. Moran Trust dated August 17, 1999,
its sole member

By:
John N. Moran, Trustee

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared John N. Moran, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 16, LLC, a Delaware limited liability company

By:	The Doreen T. Culp Revocable Trust dated April 1, 1981,
its sole member

By:
Doreen T. Culp, Trustee

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Doreen T. Culp, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

ARI-HDC 17, LLC, a Delaware limited liability company

By:	Executive Holdings, a California general partnership,
its sole member

By:
Richard Gee, General Partner

STATE OF	)
) ss.
COUNTY OF	)

On                        , 2006 before me,                                               , a Notary Public in and for said State, personally appeared Richard Gee, personally known (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(Seal)

EXHIBIT A

LEGAL DESCRIPTION

The Land referred to herein below is situated in the City of Woodland, County of Yolo, State of California and is described as follows:

Parcel One:

Parcels 3 and 4, as said parcels appear on Parcel Map No. 4339 filed November 17, 1997 in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records, and being more particularly described as follows:

Beginning at the southeast corner of said Parcel 3; thence, from said point of beginning, along the south line of said Parcels 3 and 4, north 89°49’21” west 1,313.09 feet to the southwest corner of said Parcel 4; thence, along the west line of said Parcel 4, the following two (2) courses:  (l) north 00°34’29” east 724.05 feet; and (2) north 45°34’17” east 70.65 feet to the northwest corner of said Parcel 4; thence, east along the north line of said Parcel 4 and Parcel 3, south 89°25’53” east 1,262.73 feet to the northeast corner of said Parcel 3; thence, south along the east line of said Parcel 3, south 00°32’49” west 765.05 feet to the point of beginning, as described in the Certificate of Compliance recorded March 20, 2002, Document No. 2002-0011794.

Excepting therefrom all mineral, coal, carbons, hydrocarbons, oil, gas and chemical elements and compounds whether in solid, liquid or gaseous form and all steam and other forms of thermal energy in or under a plane parallel to and five hundred (500) feet below the present surface of the above-described land; provided, however, that Seller shall have no right of entry upon the surface of said land nor to use said land or any portion thereof above said plane or said land of any purpose whatsoever.

Parcel Two:

A non-exclusive easement for fire access over the westerly 30 feet of Parcel 2 as shown on Parcel Map No. 4339 filed in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records, and as set forth in the document entitled “Reciprocal Easement and Restrictive Covenant Agreement” recorded March 20, 2000, Yolo County Records, as Instrument No. 2000-6565, subject to the terms and conditions contained therein.

Parcel Three:

A 30-foot private utility easement across Parcel 2, as shown on Parcel Map No. 4339 filed in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records.

APN:  027-350-571

EXHIBIT B

PERMITTED ENCUMBRANCES

[TO BE ATTACHED]

EXHIBIT D

FIRPTA CERTIFICATION and

INFORMATION FOR REAL ESTATE 1099-S REPORT FILING

as Required by the Internal Revenue Service

[TO BE REVISED FOR ANY NON-DISREGARDED ENTITY TO INCLUDE A STATEMENT
AFFIRMING THAT SUCH ENTITY IS NOT A DISREGARDED ENTITY]

Property Address:  230 Hansen Way, Woodland, CA  95776

Section 6045 of the Internal Revenue Code (the “Code”) requires the reporting of certain information on every real estate transaction. From the information you provide below, a Form 1099-S will be produced, and a copy of it will be furnished to the Internal Revenue Service and to you no later than January 31 of the next year. If you fail to furnish adequate information (in particular, a taxpayer ID number), then you will be subject to all Treasury Regulations, including the possible withholding of twenty percent (20%) of the contract sales price. In addition, Section 1455 of the Code provides that generally a transferee of a U.S. Real Property interest must withhold tax if the transferor is a “foreign person”, as defined in Section 897(c) of the Code. Accordingly, to inform                                                                       (the “Buyer”), that withholding the tax is not required upon the disposition of a United States real property interest by                                               , a Delaware limited liability company (the “Seller”), and to provide the information required by Section 6045 of the Code, the undersigned hereby certifies the following on behalf of the Seller:

1.             The correct legal name of the Seller is:                                     .

2.             The Seller is a Delaware limited liability company.

3.             The Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

4.             Seller is a disregarded entity for federal taxation purposes. The tax identification number of Seller’s sole member,                        , is:                         .

6.             The Seller’s current address is:                                                                                              .

7.             The Seller’s address as of January 31 of next year will be:  [same as above].

8.             The contract sales price for the sale of the property is:  $                       .

9.             The closing of the sale of the property occurred or will occur on:                                , 2006.

10.           The Seller has received a refund from the Buyer for real estate taxes for the property previously paid by the Seller in the amount of [$                             ].

11.           Prior to this transaction, the property was not the Seller’s principal residence.

12.           If more than one person or entity is entitled to receive sales proceeds, the gross proceeds shall be allocated as follows:  See attached.

13.           The undersigned is duly authorized to make this certification and to execute the same on behalf of the Seller.

The undersigned understand(s) that this certification may be disclosed to the Internal Revenue Service by the Buyer or its duly authorized agent, and any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification, and, to the best of my knowledge and belief, it is true, correct and complete. In addition, I understand that the above information will appear on a Form 1099 that will be sent to me and to the Internal Revenue Service.

Date:                                 , 2006.

{THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK. SIGNATURE
APPEARS ON THE FOLLOWING PAGE.}

[SIGNATURE PAGE]

EXHIBIT E

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (“Assignment”) is made this                   day of                  , 2006, by and between ARI-HDC, LLC, ARI-HDC 1, LLC, ARI-HDC 2, LLC, ARI-HDC 3, LLC, ARI-HDC 4, LLC, ARI-HDC 5, LLC, ARI-HDC 6, LLC, ARI-HDC 7, LLC, ARI-HDC 8, LLC, ARI-HDC 9, LLC, ARI-HDC 10, LLC, ARI-HDC 11, LLC, ARI-HDC 12, LLC, ARI-HDC 13, LLC, ARI-HDC 14, LLC, ARI-HDC 15, LLC, ARI-HDC 16, LLC and ARI-HDC 17, LLC, each one a Delaware limited liability company (collectively, “Assignor”), and                                          , a                                                                           (“Assignee”), with respect to the following matters.

WITNESSETH

Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of                         , 2006 (as from time to time amended, the “Agreement”), respecting the sale of that certain real property described on Exhibit A attached hereto and certain other Property more particularly described in the Agreement. Unless otherwise indicated herein, all initially capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to:  (i) the Licenses, (ii) the Contracts (an all inclusive list of which is attached hereto as Schedule 1), and (iii) the Intangibles.

NOW, THEREFORE, incorporating the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the Closing Date, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor’s estate, right, title and interest in and to, and Assignee hereby accepts the assignment of: (i) the Licenses; (ii) the Contracts; (iii) and the Intangibles.

Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Licenses, the Contracts and the Intangibles, accruing and arising on or after the Closing Date.

In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys’ fees and costs.

This Assignment may be executed in counterparts, each of which shall be an original, but all of which, together, shall constitute one and the same instrument.

This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

This Assignment shall be governed by, interpreted under and construed and enforceable in accordance with the laws of the State of California.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first-above written.

ASSIGNOR:	ARI-HDC, LLC, a Delaware limited liability company

By:
Richard Gee, Chief Executive Officer

ARI-HDC 1, LLC, a Delaware limited liability company

By:
Dorene M. Miele, Sole Member

ARI-HDC 2, LLC, a Delaware limited liability company

By:	Bar-F Family Limited Partnership,
a Utah limited partnership, its sole member

By:
E. Verne Breeze, General Partner

By:
Mable R. Breeze, General Partner

ARI-HDC 3, LLC, a Delaware limited liability company

By:	Oyen Family Trust dated July 19, 1990,
its sole member

By:
Harald Oyen, Trustee

By:
Janet H. Oyen, Trustee

ARI-HDC 4, LLC, a Delaware limited liability company

By:	1996 Hyman Family Trust dated May 25, 1996,
its sole member

By:
Bruce A. Hyman, Trustee

By:
Jill N. Hyman, Trustee

ARI-HDC 5, LLC, a Delaware limited liability company

By:	Bellweather Limited Partnership,
a Washington limited partnership,
its sole member

By:
Robert R. Knosp, General Partner

ARI-HDC 6, LLC, a Delaware limited liability company

By:	Kong Family Trust dated November 25, 1996,
its sole member

By:
Oyoung Kong, Trustee

By:
Sang Ae Kong, Trustee

ARI-HDC 7, LLC, a Delaware limited liability company

By:
Carl Vander-Molen, Sole Member

ARI-HDC 8, LLC, a Delaware limited liability company

By:	Ralph Hamilton & Sons, Inc.,
a Utah corporation, its sole member

By:
Lamont L. Hamilton, Secretary

ARI-HDC 9, LLC, a Delaware limited liability company

By:	703 Main Corp, a New York corporation,
its sole member

By:
Joseph A. Deck, President

ARI-HDC 10, LLC,
a Delaware limited liability company

By:
Hugh W. Hoff, Sole Member

ARI-HDC 11, LLC,
a Delaware limited liability company

By:
Lois J. Hoff, Sole Member

ARI-HDC 12, LLC,
a Delaware limited liability company

By:
Carl Ganter, Sole Member

ARI-HDC 13, LLC,
a Delaware limited liability company

By:
David R. Steffan, Sole Member

ARI-HDC 14, LLC,
a Delaware limited liability company

By:	Dyssegaard Living Trust dated September 25,
1997, its sole member

By:
Ralph M. Dyssegaard, Trustee

By:
Judy Kelly Dyssegaard, Trustee

ARI-HDC 15, LLC,
a Delaware limited liability company

By:	The John N. Moran Trust dated August 17,
1999, its sole member

By:
John N. Moran, Trustee

ARI-HDC 16, LLC,
a Delaware limited liability company

By:	The Doreen T. Culp Revocable Trust dated
April 1, 1981, its sole member

By:
Doreen T. Culp, Trustee

ARI-HDC 17, LLC,
a Delaware limited liability company

By:	Executive Holdings, a California general
partnership, its sole member

By:
Richard Gee, General Partner

ASSIGNEE:		,
a

By:
Name:
Its:

EXHIBIT A

LEGAL DESCRIPTION

The Land referred to herein below is situated in the City of Woodland, County of Yolo, State of California and is described as follows:

Parcel One:

Parcels 3 and 4, as said parcels appear on Parcel Map No. 4339 filed November 17, 1997 in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records, and being more particularly described as follows:

Beginning at the southeast corner of said Parcel 3; thence, from said point of beginning, along the south line of said Parcels 3 and 4, north 89°49’21” west 1,313.09 feet to the southwest corner of said Parcel 4; thence, along the west line of said Parcel 4, the following two (2) courses:  (l) north 00°34’29” east 724.05 feet; and (2) north 45°34’17” east 70.65 feet to the northwest corner of said Parcel 4; thence, east along the north line of said Parcel 4 and Parcel 3, south 89°25’53” east 1,262.73 feet to the northeast corner of said Parcel 3; thence, south along the east line of said Parcel 3, south 00°32’49” west 765.05 feet to the point of beginning, as described in the Certificate of Compliance recorded March 20, 2002, Document No. 2002-0011794.

Excepting therefrom all mineral, coal, carbons, hydrocarbons, oil, gas and chemical elements and compounds whether in solid, liquid or gaseous form and all steam and other forms of thermal energy in or under a plane parallel to and five hundred (500) feet below the present surface of the above-described land; provided, however, that Seller shall have no right of entry upon the surface of said land nor to use said land or any portion thereof above said plane or said land of any purpose whatsoever.

Parcel Two:

A non-exclusive easement for fire access over the westerly 30 feet of Parcel 2 as shown on Parcel Map No. 4339 filed in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records, and as set forth in the document entitled “Reciprocal Easement and Restrictive Covenant Agreement” recorded March 20, 2000, Yolo County Records, as Instrument No. 2000-6565, subject to the terms and conditions contained therein.

Parcel Three:

A 30-foot private utility easement across Parcel 2, as shown on Parcel Map No. 4339 filed in Book 12 of Parcel Maps, at Pages 82 and 83, Yolo County Records.

APN:  027-350-571

SCHEDULE 1

CONTRACTS

EXHIBIT F

ASSIGNMENT AND ASSUMPTION OF LEASE

This ASSIGNMENT AND ASSUMPTION OF LEASE (“Assignment”) is made and entered into as of the              day of                         , 2006, by and between ARI-HDC, LLC, ARI-HDC 1, LLC, ARI-HDC 2, LLC, ARI-HDC 3, LLC, ARI-HDC 4, LLC, ARI-HDC 5, LLC, ARI-HDC 6, LLC, ARI-HDC 7, LLC, ARI-HDC 8, LLC, ARI-HDC 9, LLC, ARI-HDC 10, LLC, ARI-HDC 11, LLC, ARI-HDC 12, LLC, ARI-HDC 13, LLC, ARI-HDC 14, LLC, ARI-HDC 15, LLC, ARI-HDC 16, LLC and ARI-HDC 17, LLC, each one a Delaware limited liability company (together, “Assignor”), and                                                 , a                                                                          (“Assignee”).

R E C I T A L S :

A.            Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated                    , 2006 (as from time to time amended, the “Agreement”) with respect to the sale and purchase of the Property described therein. Any initially capitalized terms not separately defined herein shall have the meanings ascribed to them in the Agreement.

B.            Assignor desires to assign and transfer to Assignee all of Assignor’s right, title and interest in and to the Lease and the security deposits set forth in Schedule 1 attached hereto and made a part hereof, and Assignee desires to accept such assignment and to assume and perform all of Assignor’s covenants and obligations in and under the Lease and with respect to the security deposits.

NOW, THEREFORE, incorporating the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the Closing Date, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor’s right, title and interest in and to the Lease and security deposits. Assignee hereby accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor as landlord under the Lease accruing and arising on or after the Closing Date.

Assignor and Assignee hereby acknowledge and agree that the assignment of the Lease and security deposits by Assignor hereunder is made without any representation or warranty, except as otherwise expressly provided in the Agreement.

In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys’ fees and costs.

This Assignment may be executed in counterparts, each of which shall be an original, but all of which, together, shall constitute one and the same instrument.

This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

This Assignment shall be governed by, interpreted under and construed and enforceable in accordance with the laws of the State of California.

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first-above written.

ASSIGNOR:	ARI-HDC, LLC, a Delaware limited liability company

By:
Richard Gee, Chief Executive Officer

ARI-HDC 1, LLC, a Delaware limited liability company

By:
Dorene M. Miele, Sole Member

ARI-HDC 2, LLC, a Delaware limited liability company

By:	Bar-F Family Limited Partnership,
a Utah limited partnership, its sole member

By:
E. Verne Breeze, General Partner

By:
Mable R. Breeze, General Partner

ARI-HDC 3, LLC, a Delaware limited liability company

By:	Oyen Family Trust dated July 19, 1990,
its sole member

By:
Harald Oyen, Trustee

By:
Janet H. Oyen, Trustee

ARI-HDC 4, LLC, a Delaware limited liability company

By:	1996 Hyman Family Trust dated May 25, 1996,
its sole member

By:
Bruce A. Hyman, Trustee

By:
Jill N. Hyman, Trustee

ARI-HDC 5, LLC, a Delaware limited liability company

By:	Bellweather Limited Partnership,
a Washington limited partnership,
its sole member

By:
Robert R. Knosp, General Partner

ARI-HDC 6, LLC, a Delaware limited liability company

By:	Kong Family Trust dated November 25, 1996,
its sole member

By:
Oyoung Kong, Trustee

By:
Sang Ae Kong, Trustee

ARI-HDC 7, LLC, a Delaware limited liability company

By:
Carl Vander-Molen, Sole Member

ARI-HDC 8, LLC, a Delaware limited liability company

By:	Ralph Hamilton & Sons, Inc.,
a Utah corporation, its sole member

By:
Lamont L. Hamilton, Secretary

ARI-HDC 9, LLC, a Delaware limited liability company

By:	703 Main Corp, a New York corporation,
its sole member

By:
Joseph A. Deck, President

ARI-HDC 10, LLC,
a Delaware limited liability company

By:
Hugh W. Hoff, Sole Member

ARI-HDC 11, LLC,
a Delaware limited liability company

By:
Lois J. Hoff, Sole Member

ARI-HDC 12, LLC,
a Delaware limited liability company

By:
Carl Ganter, Sole Member

ARI-HDC 13, LLC,
a Delaware limited liability company

By:
David R. Steffan, Sole Member

ARI-HDC 14, LLC,
a Delaware limited liability company

By:	Dyssegaard Living Trust dated September 25,
1997, its sole member

By:
Ralph M. Dyssegaard, Trustee

By:
Judy Kelly Dyssegaard, Trustee

ARI-HDC 15, LLC,
a Delaware limited liability company

By:	The John N. Moran Trust dated August 17,
1999, its sole member

By:
John N. Moran, Trustee

ARI-HDC 16, LLC,
a Delaware limited liability company

By:	The Doreen T. Culp Revocable Trust dated
April 1, 1981, its sole member

By:
Doreen T. Culp, Trustee

ARI-HDC 17, LLC,
a Delaware limited liability company

By:	Executive Holdings, a California general
partnership, its sole member

By:
Richard Gee, General Partner

ASSIGNEE:		,
a

By:
Name:
Its:

SCHEDULE 1

LEASE AND SECURITY DEPOSITS

EXHIBIT G

TENANT NOTICE LETTER

                            , 2006

Re:          Lease dated July 11, 2001 for Property located at 230 Hanson Way, Woodland, CA  95776 (the “Lease”)

Dear Tenant:

This is to advise you that as of                     , 2006, the property referenced in your Lease was sold by ARI-HDC, LLC, ARI-HDC 1, LLC, ARI-HDC 2, LLC, ARI-HDC 3, LLC, ARI-HDC 4, LLC, ARI-HDC 5, LLC, ARI-HDC 6, LLC, ARI-HDC 7, LLC, ARI-HDC 8, LLC, ARI-HDC 9, LLC, ARI-HDC 10, LLC, ARI-HDC 11, LLC, ARI-HDC 12, LLC, ARI-HDC 13, LLC, ARI-HDC 14, LLC, ARI-HDC 15, LLC, ARI-HDC 16, LLC and ARI-HDC 17, LLC, each one a Delaware limited liability company, and that in connection therewith, the Landlord’s interest under the Lease was assigned to                                         , a                                                                                 , as the purchaser.

All payments of rent and other charges due under your Lease, commencing with the rent payment from and after the date hereof, and all future rent payments, should be paid to                                          and mailed to                                                                                 . Your security deposit, if any, has also been transferred to                                         , and the new owner will be responsible for its return to you pursuant to the terms of your Lease.

Very truly yours,

ARI Commercial Properties, Inc., Property Manager

By:
Name:
Its:

G-1

EXHIBIT H

BILL OF SALE

INTENTIONALLY DELETED

EXHIBIT I

AUDIT LETTER

[Auditor]

Dear Sirs:

We are writing at your request to confirm our understanding that your audit of the Statement of Revenue and Certain Expenses for the year ended                               , 200    , was made for the purpose of expressing an opinion as to whether the statement of operating income presents fairly, in all material respects, the results of operations of 2030 Hanson Way, City of Woodland, Yolo County, California 95776 (the “Project”) for the year ended                               , 200    , in conformity with generally accepted accounting principles.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement. An omission or misstatement that is monetarily small in amount could be considered material as a result of qualitative factors.

The following representations are made exclusively to the auditor of the Project. In connection with your December 31, 200__ audit, we confirm, to the best of our knowledge and belief, with respect to our daily operations and without independent inquiry or investigation, the following representations made during your audit:

1.             We have made available to you all financial records and related data in our possession concerning this Project prior to the sale thereof to DCT Industrial Operating Partnership LP, a Delaware limited partnership or its assignee (“Purchaser”).

2.             We are not aware of any:

a.             Irregularities involving any member of management or employees that could have a materially adverse effect on the above-referenced statement of operating income.

b.             Notices of violations of laws or regulations, the effects of which should be considered for disclosure in the Purchaser’s financial statements or as a basis for recording a loss contingency.

c.             Material events that have occurred subsequent to                               , 200     but prior to the sale of the Project that would require material adjustment to the above-referenced statement of operating income.

3.             There are no material transactions that have not been properly recorded in the accounting records underlying the Statement of Revenue and Certain Expenses for the year ended                               , 200    .

ARI Commercial Properties, Inc.,
a California corporation

By:
Title:

SCHEDULE 1

LIST OF SELLERS (each a Delaware limited liability company)

ARI-HDC, LLC

ARI-HDC 1, LLC

ARI-HDC 2, LLC

ARI-HDC 3, LLC

ARI-HDC 4, LLC

ARI-HDC 5, LLC

ARI-HDC 6, LLC

ARI-HDC 7, LLC

ARI-HDC 8, LLC

ARI-HDC 9, LLC

ARI-HDC 10, LLC

ARI-HDC 11, LLC

ARI-HDC 12, LLC

ARI-HDC 13, LLC

ARI-HDC 14, LLC

ARI-HDC 15, LLC

ARI-HDC 16, LLC

ARI-HDC 17, LLC

SCH-1